FOR TAX-EXEMPT INCOME

DELAWARE-VOYAGEUR

Tax-Free California Fund
Tax-Free California Insured Fund

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals

1997
Annual
Report



DELAWARE
INVESTMENTS
=====================
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back
To 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Investments established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

Fund Objectives

(photo of keyboard)

(photo of illustration from Tax-Exempt Income Brochure)

TAX-FREE CALIFORNIA FUND
To seek as a high a level of current income exempt from federal income tax and California state income tax as is consistent with preservation of principal.

TAX-FREE CALIFORNIA INSURED FUND
To seek as a high a level of current income exempt from federal income tax and California state income tax as is consistent with preservation of principal.

tax-exempt
income
for tax-exempt
   income
     1


January 21, 1998

Dear Shareholder:

WE ARE PLEASED TO PRESENT THE 1997 annual report of Delaware-Voyageur's California municipal bond funds. Your state benefited from strong economic growth in 1997 that increased tax revenues and supported higher bond prices.
        Tax-Free California Fund provided an exceptionally positive total return of +12.43% (Class A shares with distributions reinvested at net asset value) for the 12 months ended December 31, 1997. Our fiscal 1997 results far surpassed the returns of Tax-Free California Fund's unmanaged benchmark, as shown below, and propelled the Fund to a #1 ranking among 102 mutual funds investing in California municipal bonds, according to Lipper Analytical Services.+
        Tax-Free California Insured Fund also turned in a commendable performance this past year. The Fund provided a total return of +9.78% (Class A shares with distributions reinvested at net asset value). Tax-Free California Fund outpaced its benchmark as well as most other mutual funds investing in insured California municipal debt, as shown below.
        Despite a modest setback in the spring, fiscal 1997 was a banner year for municipal bonds. Among the favorable developments during the period were:

o Passage of the Taxpayer Relief Act in July. This lifted the specter of proposed federal tax legislation that could have made

BY POSITIONING OUR CALIFORNIA FUNDS TO BENEFIT FROM FALLING INTEREST RATES AND RENEWED INVESTOR CONFIDENCE IN THE MUNICIPAL BOND MARKETS, WE ACHIEVED EXCEPTIONAL FISCAL 1997 RESULTS.

TOTAL RETURN
--------------------------------------------------------------------------------
12 MONTHS ENDED DECEMBER 31, 1997

--------------------------------------------------------------------------------
Tax-Free California Fund A Class                              +12.43%
Lehman Brothers Municipal Bond Index                           +9.19%
Lipper California Fund Average (103 funds)                     +9.15%
--------------------------------------------------------------------------------
Tax-Free California Insured Fund A Class                       +9.78%
Lehman Brothers Insured Municipal Bond Index                   +9.58%
Lipper California Insured Fund Average (25 funds)              +8.61%
--------------------------------------------------------------------------------

All performance shown above is based on net asset value and reinvestment of distributions. Returns for other classes vary due to different charges and expenses. For complete Fund performance for all Classes, see page 8. Each index shown above is unmanaged. Past performance does not guarantee future results.

+Tax-Free California Fund ranked #1 out of 102 California funds and 4th out of 85 California funds for the one-year and lifetime periods ended 12/31/97.
 The Fund began operating 3/2/95. Rankings are based on total return and net asset value. An expense limitation was in effect at the time. Rankings would have been lower without the limitation.

for tax-exempt
   income
      2

     municipal bonds a less attractive investment option.

o Rising tax revenues. Thanks to strong job growth and corporate profits California posted a budget surplus last year.
o Positive supply/demand factors. Although California municipalities issued 12.1% more bonds in 1997 than a year earlier, investor demand was equally strong. Residents faced state income tax rates as high as 9.3%.

        At year's end, the difference in short-term and long-term interest rates on California municipal bonds, known as the yield curve, was the smallest since 1993. The potential income advantage offered by lower quality municipal bonds, compared to bonds rated AAA, also narrowed during the year.
        Nevertheless, we believe the dividends from municipal bond funds and the tax-free compounding of such income over time has the potential to help heavily taxed investors reach their financial goals more quickly.
         On the pages that follow, the Funds' portfolio manager, Andrew M. McCullagh, Jr., explains our disciplined investment strategy. He also provides an outlook for fiscal 1998, and discusses our view of how this past year's events in Asia might affect California's economy. We hope you find our new annual report format informative.

Sincerely,

/s/ Wayne A. Stork
----------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
----------------------
Jeffrey J. Nick
President and Chief Executive Officer

discipline

Your Funds' Portfolio Manager
ANDREW M. MCCULLAGH, JR. has more than 23 years of experience in municipal bond trading, underwriting and portfolio management. He holds a graduate certificate in public finance from the University of Michigan and a bachelor's degree in economics from Washington College in Maryland.

                                                                  for tax-exempt
                                                                      income
                                                                         3
Portfolio Manager's Review

THE 1997 FISCAL YEAR WAS PERHAPS THE most significant time for the municipal bond market since federal tax laws were overhauled in 1986. The Taxpayer Relief Act of 1997, passed in July, offered provisions that appear beneficial to municipal bond mutual fund investors.
        Consider that the law:
o Increased the after-tax total return potential of municipal bonds by cutting the long-term capital gains tax from 28% to as low as 20%; and,
o Maintained municipal bonds' after-tax income advantage over bonds that generate taxable income since Congress did not cut taxes on dividends.
         In recent years, Congress has given the states more autonomy in managing fiscal, social and public works programs. Given California's history of high taxation, we believe it has become more important than ever to consider the impact of both state and federal income taxes on investments.
         California's growth and demographic makeup generate a substantial need for public financing for roads, schools, water treatment facilities and hospitals. We believe these characteristics provide municipal bond investors with ample income opportunities.
         As of year's end, Tax-Free California Fund's thirty-day SEC yield was 4.97% for Class A shares; see page 4 for thirty-day SEC yields for B and C Classes. For investors in the highest state income tax (9.3%) and federal income tax (39.6%) brackets, this represented an attractive taxable equivalent yield of 9.1%.

focus

California Bond Prices Have Risen, Reducing Yields
December 31, 1996, vs. December 31, 1997

                           California General              California General
                            Obligation Bonds                Obligation Bonds
                            December 31, 1996               December 31, 1997
    MO 3                         3.33%                            3.26%
    MO 6                         3.53%                            3.44%
M   YR 1                         3.73%                            3.61%
A   YR 2                         3.98%                            3.81%
T   YR 3                         4.18%                            3.93%
U   YR 4                         4.33%                            4.03%
R   YR 5                         4.43%                            4.13%
I   YR 7                         4.63%                            4.27%
T   YR 10                        4.93%                            4.48%
Y   YR 15                        5.37%                            4.84%
    YR 20                        5.51%                            4.99%
    YR 30                        5.57%                            5.02%

                                                  YIELDS

Source: Bloomberg Business News.

for tax-exempt
   income
     4

TAX-FREE CALIFORNIA FUND
STRATEGIC POSITIONING
We achieved solid results by positioning Tax-Free California Fund to fully participate in the bond market's income and total return potential during 1997.
        In anticipation of a decline in interest rates, we sold some bonds with high credit ratings and replaced them with bonds with moderately lower credit ratings that in our view were candidates for ratings upgrades. This augmented your Fund's income potential and at the same time allowed the Fund to benefit from the bond market's rally during the summer and autumn.
        As of year's end, Tax-Free California Fund's duration was more than two years lower than at mid-year. In our view, this past fall's rally in bond prices has limited the total return potential of the bond market for 1998.
Our shorter duration reflects a somewhat more conservative approach than we had a year earlier.
        To maintain the Fund's income potential, we increased our positioning in hospital bonds from 9.9% in June to 16.6% as of December 31, 1997. This sector generally offers higher yields than other types of municipal bonds. Because of intense competition within the health care sector, we carefully examine credit risk and invest only in hospitals with a proven ability to increase revenues over time.
        Since June, we have also slightly increased our allocation to housing bonds. This reflects our belief that increased refinancing risks have already been factored into housing bond prices. In our opinion, this sector offered additional income potential with less potential price volatility. Should interest rates rise modestly in 1998, we believe the principal value of selected housing bonds could hold up better than some other sectors of the bond market.

A STRONG POSITIONING IN BONDS OF MODERATE CREDIT QUALITY AUGMENTED YOUR FUND'S INCOME AND TOTAL RETURN DURING 1997 AND HELPED US OUTPACE ALL OUR PEERS.

(photo of family on beach)

strategic
positioning

Tax-Free California Fund
Portfolio Highlights and Asset Mix
December 31, 1997
Hospitals                                              16.6%
Housing                                                14.4%
Other Revenue Bonds                                    30.8%
Certificates of Participation                          13.0%
Cash                                                   12.6%
Education                                              12.6%

Average Effective Maturity                        9.9 years
Average Effective Duration                        7.4 years
Average Quality                                          AA
Thirty-Day Current SEC Yield*                         4.97%

Approximately 11.2% of the income generated by Tax-Free California Fund for the twelve months ended December 31, 1997, was subject to the alternative minimum tax.
*For Class A shares based on Securities and Exchange Commission guidelines. SEC yields for B and C classes were 4.30% and 4.31% respectively.

                                                                  for tax-exempt
                                                                       income
                                                                         5
TAX-FREE CALIFORNIA
INSURED FUND
STRATEGIC POSITIONING
Tax-Free California Insured Fund employed a value oriented strategy that helped us provide strong results in fiscal 1997.
        The Fund primarily invests in bonds rated AAA or Aaa by Standard & Poor's and Moody's, respectively.
        At the start of fiscal 1998, nearly half of your Fund's net assets were invested in a combination of Certificates of Participation (COPs or shares in municipal lease agreements made by a government entity) and housing bonds. Housing bonds have historically performed better than other types of municipal bonds during periods of interest rate volatility, and we believe bond prices more than adequately reflect refinancing risk.
        We also raised our holdings of general obligation bonds in 1997. Although currency devaluations and fiscal policy problems along the Pacific
Rim may reduce demand for some California exports, we believe the California economy is likely to remain strong in the year ahead.
        In San Jose and the surrounding Silicon Valley - the center of the state's high-tech sector - the unemployment rate was just 2.9% in 1997.
Coastal community home sales are near record levels, helping feed state and local tax coffers. Many economists believe the state will post a budget surplus in 1998 for the first time in several years. In August 1997, the credit insured



Tax-Free California Insured Fund
Portfolio Highlights and Asset Allocation
December 31, 1997

Certificates of Participation                        31.7%
Housing                                              23.9%
Other Revenue Bonds                                  12.8%
Education                                            13.1%
General Obligation Bonds                              3.2%
Hospitals                                             6.4%
Water/Sewer                                           3.2%
Transportation                                        3.1%
Cash                                                  2.6%

Average Effective Maturity                      9.4 years
Average Effective Duration                      6.9 years
Average Quality                                       AAA
Thirty-Day Current SEC Yield*                       4.17%

Approximately 17.0% of the income generated by Tax-Free California Insured Fund for the twelve months ended December 31, 1997, was subject to the federal alternative minimum tax.

*For Class A shares based on Securities and Exchange Commission guidelines. Thirty-day SEC yields for B and C Classes were 3.58% and 3.61%, respectively.

for tax-exempt
   income
      6

rating of California's general obligation bonds, was raised to A+ a moderately high investment grade.
         We sold many of the Fund's power authority bonds during the year's second half. Increased competition in the utility sector is making the industry's prospects unclear, in our opinion. As of January 1, 1998, businesses in the state were able to choose their electric suppliers, and we expect a price war to break out.

OUTLOOK
Although the state's economic prospects appear strong, we are constructing a more cautious investment portfolio for 1998 by seeking bonds of good relative value for each of the Tax-Free California Funds. Through our selection process, we have upgraded the Funds' portfolios with a prudent combination of average coupon, call date and effective maturity.
        We believe selected California bonds offer solid income opportunities and relatively moderate credit risk. For investors in high income tax brackets, municipal bonds offer a way to both diversify an equity portfolio and reduce taxes on annual investment income.
        Still, we'd like to offer a note of caution for the year ahead because we believe reports suggesting that inflation is dead are premature. U.S. job growth has continued at a brisk pace while the labor force participation rate - the proportion of people who have or are looking for a job - reached a record level of more than 67% of working age Americans in December.
        While this trend has served to boost state tax revenues and reduce social expenses, it suggests that the Federal Reserve Board needs to remain vigilant to prevent consumer prices from rising too much. We do not think yields on long-term U.S. Treasury bonds will fall below 5% in 1998.

Andrew M. McCullagh, Jr.
Vice President
Senior Portfolio Manager
January 21, 1998

(photo of papers, pen and glasses on desk)

outlook
                                                                  for tax-exempt
                                                                       income
                                                                          7

Performance Summary


Tax-Free California Fund
Growth of a $10,000 Investment
March 2, 1995 to December 31, 1997

                     Tax-Free      Lipper California Municipal    Lehman Brothers
                 California Fund        Bond Fund Average           Municipal Bond
                     A Class                (102 Funds)                Index
Mar. 2 '95        $ 9,625                  $10,000                    $10,000
Mar. 31 '95       $ 9,711                  $10,000                    $10,000
Apr. 30 '95       $ 9,709                  $10,000                    $10,012
May 31 '95        $10,017                  $10,341                    $10,331
June 30 '95       $ 9,860                  $10,179                    $10,241
July 31 '95       $ 9,851                  $10,232                    $10,338
Aug. 31 '95       $ 9,969                  $10,345                    $10,469
Sept. 30 '95      $10,098                  $10,420                    $10,535
Oct. 31 '95       $10,317                  $10,611                    $10,688
Nov. 30 '95       $10,577                  $10,836                    $10,866
Dec. 31 '95       $10,755                  $10,975                    $10,970
Jan. 31 '96       $10,837                  $11,015                    $11,053
Feb. 29 '96       $10,724                  $10,930                    $10,978
Mar. 31 '96       $10,509                  $10,733                    $10,838
Apr. 30 '96       $10,467                  $10,691                    $10,807
May 31 '96        $10,456                  $10,702                    $10,803
June 30 '96       $10,554                  $10,820                    $10,921
July 31 '96       $10,658                  $10,936                    $11,020
Aug. 31 '96       $10,689                  $10,935                    $11,017
Sept. 30 '96      $10,857                  $11,098                    $11,172
Oct. 31 '96       $11,016                  $11,218                    $11,298
Nov. 30 '96       $11,228                  $11,432                    $11,505
Dec. 31 '96       $11,153                  $11,374                    $11,456
Jan. 31 '97       $11,143                  $11,355                    $11,478
Feb. 28 '97       $11,272                  $11,455                    $11,584
Mar. 31 '97       $11,153                  $11,294                    $11,430
Apr. 30 '97       $11,305                  $11,396                    $11,526
May 31 '97        $11,512                  $11,574                    $11,699
June 30 '97       $11,603                  $11,695                    $11,824
July 31 '97       $12,018                  $12,065                    $12,151
Aug. 31 '97       $11,897                  $11,924                    $12,036
Sept. 30 '97      $12,108                  $12,081                    $12,179
Oct. 31 '97       $12,205                  $12,151                    $12,257
Nov. 30 '97       $12,203                  $12,225                    $12,329
Dec. 31 '97       $12,525                  $12,415                    $12,509

Chart assumes a $10,000 investment on March 2, 1995 and includes the effect of a 3.75% sales charge and reinvestment of all distributions. Performance for other classes will differ due to different charges and expenses.

TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 1997
                                            Lifetime              One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
    Excluding Sales Charge                  +10.05%               +12.43%
    Including Sales Charge                   +8.57%                +8.18%
--------------------------------------------------------------------------------
Class B (Est. 8/23/95)
    Excluding Sales Charge                  +10.74%               +11.91%
    Including Sales Charge                   +9.62%                +7.91%
--------------------------------------------------------------------------------
Class C (Est. 4/9/96)
    Excluding Sales Charge                  +11.20%               +11.69%
    Including Sales Charge                  +11.20%               +10.69%

Please turn to page 8 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 8. Past performance is not a guarantee of future results.

for tax-exempt
   income
       8

TAX-FREE CALIFORNIA INSURED FUND's PERFORMANCE

       Growth of $10,000 Investment October 15, 1992 to December 31, 1997

                       Tax-Free             Lehman Brothers             Lipper California
                   California Fund         Insured Municipal               Insured Fund
                       A Class                 Bond Index               Average (25 Funds)
Oct. '92               $ 9,625                   $10,000                       $10,000
Dec. '92               $10,123                   $10,339                       $10,448
Mar. '93               $10,587                   $10,747                       $10,878
Jun. '93               $10,902                   $11,128                       $11,252
Sept. '93              $11,281                   $11,525                       $11,691
Dec. '93               $11,277                   $11,686                       $11,800
Mar. '94               $10,720                   $10,953                       $10,980
Jun. '94               $10,504                   $11,089                       $11,006
Sept. '94              $10,569                   $11,149                       $11,054
Dec. '94               $10,211                   $10,988                       $10,779
Mar. '95               $11,212                   $11,832                       $11,665
Jun. '95               $11,374                   $12,107                       $11,858
Sept. '95              $11,701                   $12,454                       $12,158
Dec. '95               $12,306                   $13,026                       $12,850
Mar. '96               $12,039                   $12,827                       $12,529
Jun. '96               $12,086                   $12,926                       $12,607
Sept. '96              $12,407                   $13,231                       $12,950
Dec. '96               $12,752                   $13,580                       $13,282
Mar. '97               $12,698                   $13,520                       $13,165
Jun. '97               $13,126                   $14,003                       $13,640
Sept. '97              $13,610                   $14,449                       $14,043
Dec. '97               $13,983                   $14,879                       $14,422


Chart assumes a $10,000 investment on October 15, 1992 and includes the effect of a 3.75% sales charge and reinvestment of all distributions. Performance for other classes will differ due to different charges and expenses.

TAX-FREE CALIFORNIA INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                            Lifetime   Five Year    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/15/92)
      Excluding Sales Charge                 +7.45%     +6.70%        +9.78%
      Including Sales Charge                 +6.67%     +5.88%        +5.65%
--------------------------------------------------------------------------------
Class B (Est. 3/2/94)
      Excluding Sales Charge                 +5.66%                   +9.29%
      Including Sales Charge                 +4.98%                   +5.29%
--------------------------------------------------------------------------------
Class C (Est.4/12/95)
      Excluding Sales Charge                 +7.04%                   +8.98%
      Including Sales Charge                 +7.04%                   +7.98%

All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results.
Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12 b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                         for tax-exempt income 9

Financial Statements
DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS - 87.31%
General Obligations - 0.62%
Tulare Earlimart Elementary School District
 6.70% 8/1/21 (Ambac)  ...........................     $   50,000     $   62,091
                                                                      ----------
                                                                          62,091
                                                                      ----------
HOSPITAL REVENUE BONDS - 16.55%
Antelope Valley California Health Care District
 Series A 5.20% 1/1/17  ..........................        300,000        300,528
Berkeley Alta Bates Healthcare 6.55% 12/1/22 .....        100,000        111,941
California Health Facilities - Valleycare Hospital
 5.50% 5/1/20  ...................................        250,000        252,920
Mendocino Coast Health Care District
 5.875% 2/1/20  ..................................        100,000        104,199
North Kern - South Tulare,California Hospital
 District Health Facility Revenue
 6.00% 4/1/20  ...................................        250,000        252,823
Riverside County California Asset Leasing Revenue
 Riverside County Hospital PJ - Series B
 5.00% 6/1/19 ....................................        500,000        491,585
Stockton,California Health Facilities -
 Dameron Hospital Association - Series A
 5.70% 12/1/14 ...................................        100,000        103,135
Valleycare Hospital California Health Facilities
 Finance Authority Revenue 6.75% 6/1/15 ..........         45,000         49,544
                                                                      ----------
                                                                       1,666,675
                                                                      ----------
HOUSING REVENUE BONDS - 14.39%
California Housing Finance Agency Single Family
 6.00% 8/1/20 (Mbia)  ............................        100,000        104,946
California Housing Financing Agency Home
 Mortgage Revenue Series 96H
 6.25% 8/1/27 (Fha)  .............................         95,000        100,962
California Housing Financing Agency Home
 Mortgage Revenue Series 96K 6.15%
 8/1/16 (Mbia)  ..................................        450,000        481,005
Fresno, California, Multifamily Housing Revenue
 GNMA - Woodlands Apartments Project - A
 6.65% 5/20/17 (Gnma)  ...........................        100,000        111,728
Rancho Cucamonga Redevelopment Housing
 Set Aside 5.25% 9/1/26  .........................        100,000        100,235
San Marcos,California Redevelopment
 Agency Tax Allocation Affordable Housing
 Project - Series A 6.00% 10/1/27 ................        530,000        550,776
                                                                      ----------
                                                                       1,449,652
                                                                      ----------
LEASE/CERTIFICATES OF
 PARTICIPATION - 12.96%
Alameda City Hall Redevelopment
 6.20% 5/1/25  ...................................         50,000         53,195
Bakersfield, California, Certificates of
 Participation Convention Center Expansion
 Project 5.80% 4/1/17 (Mbia) .....................        350,000        371,035

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS (Continued)
LEASE/CERTIFICATES OF PARTICIPATION (CONTINUED)
California State Public Works 6.375% 10/1/19 .....     $   50,000     $   55,453
California State Public Works - California State
 University - Series C 5.40% 10/1/22 .............        300,000        303,195
Hayward Civic Center Project 5.25%
 8/1/26 (Mbia)  ..................................        100,000        100,237
Rancho Mirage Joint Power Financing Authority
 Eisenhower Medical Center 5.375%
 7/1/22 (Mbia)  ..................................        100,000        101,584
San Jose Convention Center Finance Authority
 Revenue 6.375% 9/1/13  ..........................        100,000        105,924
Santa Monica Parking Authority Lease Revenue
 6.375% 7/1/16  ..................................        100,000        109,092
Shafter Powers Finance Lease Revenue 6.05%
 1/1/17  .........................................        100,000        105,637
                                                                      ----------
                                                                       1,305,352
                                                                      ----------
SCHOOL AUTHORITY/DISTRICT
 REVENUE BONDS - 11.99%
Albany, California United School District -
 Series D 5.50% 8/1/18  ..........................        200,000        206,228
Burlingame, California School District
 5.60% 7/15/21  ..................................        230,000        240,946
Long Beach, California HBR Revenue
 5.375% 5/15/20  .................................        250,000        251,350
California Public Works Board Lease Revenue
 5.625% 3/1/19  ..................................        190,000        198,734
Los Alamitos Unified School District Series 90-1
 6.25% 8/15/23  ..................................         50,000         53,068
Ontario, California Community Facilities District
 No 5 Special Tax Freeway Interchange Project
 6.375% 9/1/17  ..................................        250,000        256,583
                                                                      ----------
                                                                       1,206,909
                                                                      ----------
OTHER REVENUE BONDS - 30.80%
Carson Redevelopment Agency Revenue
 6.375% 10/1/16  .................................        100,000        107,045
Davis Unified School District Community Facilities
 District - Special Tax 5.50% 8/15/26 (Mbia) .....        100,000        102,697
Dixon Redevelopment Agency 6.00% 9/1/24 ..........         50,000         51,261
Rancho Mirage California Improvement Board
 6.10% 9/2/11  ...................................        500,000        515,355
Sacramento County California Special Tax
 Reference - Community Facilities District
 Number 1 5.70% 12/1/20  .........................        500,000        493,670
California Pollution Control Authority Facilities
 Revenue (Mobil Oil Project) 5.50% 12/1/29 .......        500,000        506,105
Sacramento Municipal Utility District K
 Defeasable CA 5.25% 7/1/24 (Ambac) ..............        100,000        103,797
Moreno Valley, California School District -
 5.60% 3/1/17  ...................................        100,000        103,317

10 for tax-exempt income

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS (Continued)
OTHER REVENUE BONDS (CONTINUED)
Puerto Rico Public Buildings Authority Revenue
 Guaranteed Government Facilities - Series B
 5.25% 7/1/21  .....................................    $  250,000   $  248,993
Foothill/ Eastern Transportation Corridor Agency
 California Toll Road Revenue Series 95A
 6.00% 1/1/34  .....................................       100,000      105,098
San Joaquin Hills California Transportation
 Corridor Agency Toll Road Revenue
 5.25% 1/15/30  ....................................       300,000      299,532
San Jacinto, California Water Improvement
 Project Authority 5.50% 10/1/18 ...................       250,000      258,668
West Basin, California Municipal Water District
 Revenue - Certificate of Participation Refunding -
 1992 Series A 5.50% 8/1/22 ........................       200,000      206,209
                                                                     ----------
                                                                      3,101,747
                                                                     ----------
Total Municipal Bonds (cost $8,372,009) ............                  8,792,426
                                                                     ----------

                                                         Number of
                                                          Shares
                                                         ---------
SHORT TERM INVESTMENTS - 0.53%
Norwest Advantage Municipal Money
 Market Fund .......................................        53,000       53,000
                                                                     ----------
Total Short Term Investments (cost $53,000) ........                     53,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 87.84%
 (cost $8,425,009) ..........................................     $   8,845,426
RECEIVABLES AND OTHER ASSETS NET
 OF LIABILITIES - 12.16% ....................................         1,224,449
                                                                  -------------
NET ASSETS APPLICABLE TO 910,102 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% .....................     $  10,069,875
                                                                  =============

NET ASSET VALUE - TAX FREE CALIFORNIA FUND A CLASS
 ($4,385,249 / 397,034 SHARES) ..............................     $       11.05
                                                                  =============

NET ASSET VALUE - TAX FREE CALIFORNIA FUND B CLASS
 ($5,575,947 / 503,229 SHARES) ..............................     $       11.08
                                                                  =============

NET ASSET VALUE - TAX FREE CALIFORNIA FUND C CLASS
 ($108,679 / 9,839 SHARES) ..................................     $       11.05
                                                                  =============


 ------------------
Summary of Abbreviations:
    Ambac - Insured by the Ambac Indemnity Corporation
      Fha - Insured by the Federal Housing Authority
     Gnma - Insured by the Government National Mortgage Association Mbia - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common Stock , $.01 par value, 100,000,000,000
 shares authorized to the Fund with 10,000,000,000 shares
 allocated to Tax Free California Fund A Class 10,000,000,000 shares allocated to Tax Free California Fund B Class and
 10,000,000,000 shares allocated to Tax Free California
 Fund C Class ...............................................      $  9,651,293
Distribution in excess of net realized gain .................            (1,835)
Net unrealized appreciation on investments ..................           420,417
                                                                   ------------
Total Net Assets ............................................      $ 10,069,875
                                                                   ============

DELAWARE-VOYAGEUR
TAX-FREE CALIFORNIA INSURED FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS - 97.33%
GENERAL OBLIGATION BONDS - 3.18%
Fairfield Public Finance Authority Revenue
 (FGIC) 6.25% 7/1/14  ..............................    $1,000,000    $1,080,800
                                                                      ----------
                                                                       1,080,800
                                                                      ----------
HIGHER EDUCATION REVENUE
 BONDS - 6.48%
California State University Auxiliary Revenue
 (MBIA) 6.25% 8/1/20  ..............................     1,000,000     1,096,070
University of California Board of Regents
 (MBIA) 6.375% 9/1/24  .............................     1,000,000     1,109,710
                                                                      ----------
                                                                       2,205,780
                                                                      ----------
HOSPITAL REVENUE BONDS - 6.34%
California Health Facilities - Catholic Healthcare
 West (MBIA) 6.00% 7/1/17 ..........................     1,000,000     1,081,670
California Health Facilities - San Diego Hospital
 (MBIA) 6.20% 8/1/12  ..............................     1,000,000     1,077,600
                                                                      ----------
                                                                       2,159,270
                                                                      ----------
HOUSING REVENUE BONDS - 23.85%
California Housing Finance Agency 1994
 Series E (MBIA) 6.75% 8/1/26 ......................     1,000,000     1,091,510
California Housing Finance Agency Home
 Mortgage Revenue Series 96E (MBIA)
 6.05% 8/1/16  .....................................     1,000,000     1,060,290
 Series 96K (MBIA) 6.15% 8/1/16 ....................     1,100,000     1,175,790
California Housing Finance Agency Revenue
 Series F (MBIA) 6.00% 8/1/17 ......................     1,000,000     1,061,210
California Housing Finance Agency Single Family
 (MBIA) 6.00% 8/1/20  ..............................     1,000,000     1,049,460
California Rural Home Mortgage Finance
 Authority Single Family Mortgage Revenue
 (AMBAC) 7.95% 12/1/24  ............................     1,355,000     1,562,125
Fresno, California, Multifamily Housing Revenue
 GNMA - Woodlands Apartments Project-A
 (GNMA) 6.65% 5/20/17  .............................     1,000,000     1,117,280
                                                                      ----------
                                                                       8,117,665
                                                                      ----------
LEASE/CERTIFICATES OF
 PARTICIPATION - 31.74%
Bakersfield, California, Certificates of
 Participation Convention Center Expansion
 Project (MBIA) 5.80% 4/1/17 .......................     1,000,000     1,060,100
California State Public Works Board Lease
 Revenue Variable University of California
 Projects - C 5.125% 9/1/22  .......................     1,250,000     1,240,400
Inland Empire Solid Waste Authority (FSA)
 6.00% 8/1/16  .....................................     2,500,000     2,684,075
Ontario Redevelopment Cimarron Project (MBIA)
 6.25% 8/1/15  .....................................     1,000,000     1,077,560
Riverside County California Asset Leasing
 Revenue Riverside County Hospital PJ -
 Series B 5.00% 6/1/19  ............................       250,000       245,793
                                                        for tax-exempt income 11

--------------------------------------------------------------------------------
                                                         PRINCIPAL      MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS (Continued)
LEASE/CERTIFICATES OF PARTICIPATION
 (CONTINUED)
San Francisco California State Building Authority
 Lease Revenue, San Francisco Civic Center
 Complex A 5.25% 12/1/21  ........................    $ 1,000,000    $ 1,003,240
San Luis Obispo Capital Revenue (AMBAC)
 6.375% 6/1/14  ..................................      1,000,000      1,090,950
Santa Barbara Water Revenue (AMBAC)
 6.70% 4/1/27  ...................................      1,000,000      1,100,870
Santa Clara Finance Authority (AMBAC)
 7.75% 11/15/11  .................................      1,000,000      1,295,990
                                                                     -----------
                                                                      10,798,978
                                                                     -----------
SCHOOL AUTHORITY/DISTRICT REVENUE
 BONDS - 6.64%
Redwood City, California Elementary School
 District (FGIC) 5.00% 8/1/16 ....................      1,000,000      1,012,060
Walnut Valley, California School District -
 Series A (MBIA) 7.20% 2/1/16 ....................      1,000,000      1,247,250
                                                                     -----------
                                                                       2,259,310
                                                                     -----------
TRANSPORTATION REVENUE
 BONDS - 3.14%
San Francisco City & County International Airport
 Revenue (FGIC) 6.00% 5/1/14 .....................      1,000,000      1,067,000
                                                                     -----------
                                                                       1,067,000
                                                                     -----------
WATER & SEWER REVENUE BONDS - 3.21%
Calaveras County Water District Revenue
 (AMBAC) 6.125% 9/1/17  ..........................      1,000,000      1,091,790
                                                                     -----------
                                                                       1,091,790
                                                                     -----------
OTHER REVENUE BONDS - 12.75%
Los Angeles County Transportation Commission
 Sales Tax Revenue (MBIA) 6.25% 7/1/13 ...........      1,000,000      1,080,800
Rancho Water District Finance Revenue
 (FGIC) 5.90% 11/1/15  ...........................      1,000,000      1,077,930
San Francisco City & County Redevelopment
 Agency Hotel Tax Revenue (FSA)
 6.75% 7/1/25  ...................................      1,000,000      1,131,860
Santa Clara North Bayshore (AMBAC)
 5.75% 7/1/14  ...................................      1,000,000      1,047,300
                                                                     -----------
                                                                       4,337,890
                                                                     -----------
Total Municipal Bonds (cost $30,641,299) .........                    33,118,483
                                                                     -----------

--------------------------------------------------------------------------------
                                                         NUMBER OF      MARKET
                                                          SHARES         VALUE
                                                    ----------------------------

SHORT TERM INVESTMENTS - 1.05%
Norwest Advantage Municipal Money Market Fund .........    357,000  $   357,000
                                                                    -----------
Total Short Term Investments
  (cost of $357,000) ..................................                 357,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 98.38%
(COST $30,998,299) ...............................................  $33,475,483
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.62% ..........      552,579
                                                                    -----------
NET ASSETS APPLICABLE TO 3,098,182
SHARES ($.01 PAR VALUE) OUTSTANDING - 100.00% ....................  $34,028,062
                                                                    ===========

NET ASSET VALUE - TAX FREE CALIFORNIA INSURED A CLASS
 ($26,922,647/2,451,201 SHARES) ..................................  $     10.98
                                                                    ===========
NET ASSET VALUE - TAX FREE CALIFORNIA INSURED B CLASS
 ($6,629,334/603,477 SHARES) .....................................  $     10.99
                                                                    ===========
NET ASSET VALUE - TAX FREE CALIFORNIA INSURED C CLASS
 ($476,081/43,504 SHARES) ........................................  $     10.94
                                                                    ===========


------------------
Summary of Abbreviations:
               AMBAC - Insured by the AMBAC Indemnity Corporation
                FGIC - Insured by the Financial Guaranty Insurance Company
                 FSA - Insured by Financial Security Assurance
                GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common Stock, $.01 par value, 10,000,000,000 shares
 authorized to the Fund with 1,000,000,000 shares allocated
 to Tax Free California Insured Fund A Class, 1,000,000,000
 shares allocated to Tax Free California Insured Fund B Class and 1,000,000,000 shares allocated to Tax Free California
 Insured Fund C Class ......................................       $ 32,133,664
Accumulated net realized loss on investments ...............           (582,786)
Net unrealized appreciation of investments .................          2,477,184
                                                                   ------------
Total Net Assets ...........................................       $ 34,028,062
                                                                   ============

                             See accompanying notes

12 for tax-exempt income

    DELAWARE-VOYAGEUR FUNDS
    STATEMENTS OF ASSETS AND LIABILITIES
    DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                             TAX-FREE      TAX-FREE CALIFORNIA
                                          CALIFORNIA FUND      INSURED FUND
                                          --------------------------------------
ASSETS:
Investments at market ............          $ 8,845,426         $33,475,483
Cash .............................                1,393                 278
Interest receivable ..............              149,497             614,389
Subscriptions receivable .........            1,086,663              90,781
                                            -----------         -----------
 Total assets ....................           10,082,979          34,180,931
                                            -----------         -----------

LIABILITIES:
Other accounts payable and
 accrued expenses ................               13,104             152,869
                                            -----------         -----------
  Total liabilities ..............               13,104             152,869
                                            -----------         -----------

Total Net Assets .................          $10,069,875         $34,028,062
                                            ===========         ===========

Investments at cost ..............          $ 8,425,009         $30,998,299
                                            ===========         ===========

                             See accompanying notes

DELAWARE-VOYAGEUR FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                             TAX-FREE      TAX-FREE CALIFORNIA
                                          CALIFORNIA FUND      INSURED FUND
                                          --------------------------------------
INVESTMENT INCOME:
Interest ...............................    $   278,329        $ 2,043,743
                                            -----------        -----------
EXPENSES:
Management fees ........................         25,285            174,890
Dividend disbursing, transfer agent
 and other expenses ....................          7,466             39,072
Distribution expense ...................         31,550            122,935
Custodian Fees .........................          1,549              6,042
Registration fees ......................          1,941              4,499
Reports and statements to
 shareholders ..........................          1,624             20,532
Accounting and administration ..........          2,387             11,984
Professional fees ......................          7,974             12,009
Directors' fees ........................            542              1,083
                                            -----------        -----------
                                                 80,318            393,046
Less expenses absorbed or waived .......        (53,667)            (9,546)
                                            -----------        -----------
Total Expenses .........................         26,651            383,500
                                            -----------        -----------
NET INVESTMENT INCOME ..................        251,678          1,660,243
                                            -----------        -----------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on investments .......         28,148            654,098
Net change in unrealized appreciation ..        362,074            902,169
                                            -----------        -----------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS ........................        390,222          1,556,267
                                            -----------        -----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .......................    $   641,900        $ 3,216,510
                                            ===========        ===========

NET ASSET VALUE AND OFFERING PRICE
 PER SHARE - A CLASS:
Net asset value A Class (A) ............    $     11.05        $     10.98
Sales Charge (3.75% of offering price
 or 3.89% of the amount invested per
 share for the Tax-Free California Fund
 and 3.75% of offering price or 3.92%
 of the amount invested for the Tax-Free
California Insured Fund)(B) ............           0.43               0.43
                                            -----------        -----------
Offering price .........................    $     11.48        $     11.41
                                            ===========        ===========
-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 13

DELAWARE-VOYAGEUR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                    Tax-Free California Fund        Tax-Free California Insured Fund
                                                                -------------------------------     --------------------------------
                                                                   Year Ended       Year Ended       Year Ended        Year Ended
                                                                    12/31/97         12/31/96          12/31/97          12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ......................................     $    251,678      $     82,955      $  1,660,243      $  1,911,564
Net realized gain (loss) on investments ....................           28,148             6,790           654,098           (58,669)
Net change in unrealized appreciation/depreciation .........          362,074            (5,178)          902,169          (562,705)
                                                                 ------------      ------------      ------------      ------------
Net increase in net assets resulting from operations .......          641,900            84,567         3,216,510         1,290,190
                                                                 ------------      ------------      ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 A Class ...................................................         (114,672)          (65,255)       (1,392,469)       (1,598,282)
 B Class ...................................................         (132,136)          (15,447)         (281,777)         (292,092)
 C Class ...................................................           (5,490)           (2,008)           (4,187)           (3,096)
Net realized gain from security transactions:
 A Class ...................................................          (11,448)           (4,321)               --                --
 B Class ...................................................          (17,988)           (2,191)               --                --
 C Class ...................................................             (547)             (278)               --                --
                                                                 ------------      ------------      ------------      ------------
                                                                     (282,281)          (89,500)       (1,678,433)       (1,893,470)
                                                                 ------------      ------------      ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ...................................................        3,495,750         1,024,962         1,433,773         4,431,420
 B Class ...................................................        4,742,287           525,960           663,450         1,008,305
 C Class ...................................................           88,101            90,000           411,903           601,996
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on security transactions:
 A Class ...................................................           83,762            52,929           600,374           618,501
 B Class ...................................................           41,269               427           115,298           101,866
 C Class ...................................................            6,496             1,646             3,770             2,265
                                                                 ------------      ------------      ------------      ------------
                                                                    8,457,665         1,695,924         3,228,568         6,764,353
                                                                 ------------      ------------      ------------      ------------
Cost of shares repurchased:
 A Class ...................................................         (553,808)         (858,534)       (6,896,123)       (7,836,755)
 B Class ...................................................          (79,383)               --        (1,165,654)         (336,230)
 C Class ...................................................          (86,695)               --                --          (607,218)
                                                                 ------------      ------------      ------------      ------------
                                                                     (719,886)         (858,534)       (8,061,777)       (8,780,203)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets derived from capital
 share transactions ........................................        7,737,779           837,390        (4,833,209)       (2,015,850)
                                                                 ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS ......................        8,097,398           832,457        (3,295,132)       (2,619,130)

NET ASSETS:
Beginning of year ..........................................        1,972,477         1,140,020        37,323,194        39,942,324
                                                                 ------------      ------------      ------------      ------------
End of year ................................................     $ 10,069,875      $  1,972,477      $ 34,028,062      $ 37,323,194
                                                                 ============      ============      ============      ============

                             See accompanying notes

14 for tax-exempt income

DELAWARE-VOYAGEUR FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                         TAX FREE CALIFORNIA                   TAX FREE CALIFORNIA            TAX FREE CALIFORNIA
                                            FUND - CLASS A                       FUND - CLASS B                  FUND - CLASS C
                                ------------------------------------     --------------------------------    ----------------------
                                   YEAR          YEAR    PERIOD FROM       YEAR       YEAR    PERIOD FROM     YEAR     PERIOD FROM
                                  ENDED         ENDED     3/2/95(1)       ENDED       ENDED    8/23/95(1)     ENDED      4/9/96(1)
                                12/31/97(4)   12/31/96   to 12/31/95   12/31/97(4)  12/31/96  to 12/31/95  12/31/97(4)  to 12/31/96
Net asset value, beginning
 of period ...................   $ 10.430     $ 10.640     $10.000       $10.440     $10.650      $9.960     $10.420     $10.070
Income from investment
 operations:
 Net investment income .......      0.590        0.600       0.470         0.520       0.560       0.200       0.487       0.370
 Net realized and unrealized
  gain (loss) from investments      0.665       (0.180)      0.700         0.688      (0.180)      0.740       0.696       0.380
                                ---------     ---------    -------       -------     -------     -------     -------     -------
 Total from investment
 operations ..................      1.255        0.420       1.170         1.208       0.380       0.940       1.183       0.750
                                ---------     ---------    -------       -------     -------     -------     -------     -------
Less dividends and
 distributions:
 Dividends from net
  investment income ..........     (0.595)      (0.600)     (0.470)       (0.528)     (0.560)     (0.190)     (0.513)     (0.370)
 Distributions from net
  realized gain on
  security transactions ......     (0.040)      (0.030)     (0.060)       (0.040)     (0.030)     (0.060)     (0.040)     (0.030)
                                ---------     ---------    -------       -------     -------     -------     -------     -------
 Total dividends and
  distributions ..............     (0.635)      (0.630)     (0.530)       (0.568)     (0.590)     (0.250)     (0.553)     (0.400)
                                ---------     ---------    -------       -------     -------     -------     -------     -------
Net asset value, end of period  $  11.050     $ 10.430     $10.640       $11.080    $ 10.440     $10.650     $11.050     $10.420
                                =========     =========    =======       =======     =======     ========    =======     =======

Total Return(2) ..............      12.43%        4.21%      11.97%        11.91%       3.77%       9.52%      11.69%       7.58%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) ..............  $   4,385     $  1,218     $ 1,012       $ 5,576    $    660     $   128     $   109     $    94
 Ratio of expenses to average
  net assets .................       0.13%        0.27%       0.46%(3)      0.80        0.50%       0.60%(3)    0.87%       0.78%(3)
 Ratio of expenses to average
  net assets prior to expense
  limitation .................       1.19%        1.25%       1.22%(3)      1.86%       2.00%       1.93%(3)    1.93%       2.00%(3)

 Ratio of net investment
  income to average net
  assets .....................       5.32%        5.71%       5.57%(3)      4.65%       5.34%       5.33%(3)     4.58%      5.13%(3)

 Ratio of net investment
  income to average net
  assets prior to expense
  limitation .................       4.26%        4.73%       4.81%(3)     3.59%        3.84%       4.00%(3)     3.52%      3.91%(3)
 Portfolio turnover ..........         17%           8%         40%          17%           8%         40%          17%         8%

----------
(1)  Commencement of Operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 15

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Tax-Free California Insured Fund - Class A
                                             --------------------------------------------------------------------------------------
                                                 Year              Year          Year           Two          Year         Year
                                                ended             ended         ended       months ended     ended        ended
                                              12/31/97(3)        12/31/96      12/31/95       12/31/94     10/31/94      10/31/93

Net asset value, beginning of period ........  $10.500          $10.650        $ 9.330         $9.510        $11.080      $10.020
Income from investment operations:
 Net investment income.......................    0.513            0.520          0.530          0.100          0.550        0.600
 Net realized and unrealized gain
  (loss) from investments ...................    0.486           (0.150)         1.340         (0.180)        (1.520)       1.110
                                               -------          -------        -------         ------        -------      -------

 Total from investment operations ...........    0.999            0.370          1.870         (0.080)        (0.970)       1.710
                                               -------          -------        -------         ------        -------      -------

Less dividends and distributions:
 Dividends from net investment income .......   (0.519)          (0.520)        (0.550)        (0.090)        (0.540)      (0.600)
 Distributions from net realized gain on
  security transactions .....................       --               --             --         (0.010)        (0.060)      (0.050)
                                               -------          -------        -------         ------        -------      -------
 Total dividends and distributions ..........   (0.519)          (0.520)        (0.550)        (0.100)        (0.600)      (0.650)
                                               -------          -------        -------         ------        -------      -------
Net asset value, end of period...............  $10.980          $10.500        $10.650         $9.330        $ 9.510      $11.080
                                               =======          =======        =======         ======        =======      =======

Total Return(1)..............................     9.78%            3.63%         20.51%         (0.84%)        (8.97%)      17.29%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) .............................  $26,923          $30,551        $33,860        $27,994        $27,282      $12,509
 Ratio of expenses to average net assets ....     0.99%            0.82%          0.70%          0.10%(2)       0.20%        0.00%
 Ratio of expenses to average net
  assets prior to expense limitation ........     1.02%            1.01%          1.02%          1.24%(2)       1.25%        1.25%
 Ratio of net investment income to average
  net assets ................................     4.85%            5.05%          5.23%          6.30%(2)       5.37%        5.26%
 Ratio of net investment income to
  average net assets prior to
  expense limitation ........................      4.82%           4.86%          4.91%          5.16%(2)       4.32%        4.01%
 Portfolio turnover..........................        63%             55%           107%             7%            18%          24%

------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)  Annualized.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

16 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                         Tax-Free California
                                        Tax-Free California Insured Fund - Class B                     Insured Fund - Class C
                                    ----------------------------------------------------------   -----------------------------------
                                                                           TWO     PERIOD FROM                          PERIOD FROM
                                                                         MONTHS      3/1/94(1)                            4/12/95(1)
                                     YEAR ENDED  YEAR ENDED  YEAR ENDED   ENDED         TO       YEAR ENDED   YEAR ENDED     TO
                                     12/31/97(4)  12/31/96    12/31/95   12/31/94    10/31/94    12/31/97(4)   12/31/96   12/31/95

Net asset value, beginning
 of period .......................... $10.500    $10.650    $ 9.330     $9.510      $10.680     $10.460      $10.650    $10.190

Income from investment operations:
 Net investment income ..............   0.457      0.480      0.500      0.080        0.310       0.485        0.440      0.250
 Net realized and unrealized gain
  (loss) from  investments ..........   0.495     (0.150)     1.330     (0.170)      (1.160)      0.432       (0.190)     0.530
                                        -----     ------      -----      -----       ------       -----       ------      -----

  Total from investment operations ..   0.952      0.330      1.830     (0.090)      (0.850)      0.917        0.250      0.780
                                        -----      -----      -----     ------       ------       -----        -----      -----

Less dividends and distributions:
  Dividends from net investment
   income ...........................  (0.462)    (0.480)    (0.510)    (0.080)      (0.300)     (0.437)      (0.440)    (0.320)
  Distributions from net realized
   gain on security transactions ....      --         --         --     (0.010)      (0.020)         --           --         --
                                        -----      -----      -----     ------       ------       -----        -----      -----
   Total dividends and distributions.  (0.462)    (0.480)    (0.510)    (0.090)      (0.320)     (0.437)      (0.440)    (0.320)
                                        -----      -----      -----     ------       ------       -----        -----      -----

Net asset value, end of period ...... $10.990    $10.500    $10.650     $9.330      $ 9.510     $10.940       $10.460    $10.650
                                      =======    =======    =======     ======      =======     =======       =======    =======

Total Return(2)......................    9.29%      3.22%     20.01%     (0.92%)     (7.93%)       8.98%        2.47%      7.77%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted) .....................  $6,629     $6,717     $6,029     $2,219       $1,427        $476          $55        $53
 Ratio of expenses to average
  net assets ........................    1.53%      1.21%      1.10%      0.57%(3)    0.73%(3)     1.71%        1.58%      1.53%(3)
 Ratio of expenses to average net
  assets prior to expense limitation.    1.56%      1.76%      1.75%      1.94%(3)    1.95%(3)     1.74%        1.77%      1.77%(3)
 Ratio of net investment
  income to average net assets ......    4.31%      4.64%      4.75%      5.54%(3)    4.82%(3)     4.13%        4.02%      4.25%(3)
 Ratio of net investment income
  to average net assets prior
  to expense limitation .............    4.28%      4.09%      4.10%      4.17%(3)    3.60%(3)     4.10%        3.83%      4.01%(3)
 Portfolio turnover                        63%        55%       107%         7%         18%          63%          55%       107%

------------------
(1)  Commencement of Operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 17
DELAWARE-VOYAGEUR FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free California Fund (formerly Voyageur California Tax Free Fund)("Tax-Free California Fund"), a series of the Voyageur Mutual Funds, Inc. is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. Delaware-Voyageur Tax-Free California Insured Fund (formerly California Insured Tax Free
Fund)("Tax-Free California Insured Fund"), a series of the Voyageur Investment Trust, Inc., a Massachusetts business trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Tax-Free California Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. Tax-Free California Insured Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. Tax-Free California Fund and Tax-Free California Insured Fund (each referred to as a "Fund" or collectively as the "Funds"). The Funds offer three classes of shares. The A class carries a front-end sales charge of 3.75%. The B class carries a back-end deferred sales charge. The C class carries a level load deferred sales charge.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager, Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds:

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all Funds within the Delaware-Voyageur Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
Commencing May 1, 1997, and in accordance with the terms of the Investment Management Agreement, the Fund pays DMC the Investment Manager of each Fund, an annual fee, which is calculated on the average daily net assets of each Fund. The management fee rates are as follows:

                                       TAX-FREE      TAX-FREE CALIFORNIA
                                  CALIFORNIA FUND       INSURED FUND
                                  -------------------------------------------
 Management fee as a
    percentage of average
    daily net assets (per annum) ...... 0.50%               0.50%

DMC has elected to waive their fees and reimburse each Fund to the extent that annual operating expenses exclusive of 12b - 1 distribution fees, taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.00% and 0.73% of average daily net assets for Tax-Free California Fund and Tax-Free California Insured Fund, respectively, through December 31, 1997. Total expenses absorbed by DMC for the period ended December 31, 1997 are as follows:


                                       TAX-FREE      TAX-FREE CALIFORNIA
                                  CALIFORNIA FUND       INSURED FUND
                                  -------------------------------------------
  Total expenses absorbed by DMC ....  $43,102              $918

Prior to May 1, 1997, the Funds had an investment advisory and management agreement with Voyageur. Voyageur received a fee for its investment advisory and management services based on the average daily net assets of each Fund at an annual rate of 0.50%.

Commencing May 1, 1997, the Funds have engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting services agent for the Fund. For the period ended December 31, 1997, the amounts expensed for each Fund were as follows:

                                       TAX-FREE      TAX-FREE CALIFORNIA
                                  CALIFORNIA FUND       INSURED FUND
                                  -------------------------------------------
 Dividend disbursing,
  transfer agent fees
  and other expenses............       $3,888                  $12,457
 Accounting & administration
  fees..........................        1,626                    8,724

Prior to May 1, 1997, the Funds paid a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. Each Fund was also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of these services.

On December 31, 1997, the Funds had payables to affiliates as follows:


                                       TAX-FREE      TAX-FREE CALIFORNIA
                                  CALIFORNIA FUND       INSURED FUND
                                  -------------------------------------------
 Investment Management
    fee payable to DMC.............   $ --                    $31,935

 Dividend disbursing, transfer agent
    fees, accounting fees and other
    expenses payable to DSC .......     735                     2,145

18 for tax-exempt income

--------------------------------------------------------------------------------
Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund. For the period ended December 31, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                       TAX-FREE      TAX-FREE CALIFORNIA
                                  CALIFORNIA FUND       INSURED FUND
                                  -------------------------------------------
                                        $1,158            $3,205

Prior to May 1, 1997 each class of shares had a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Under the plan the Funds paid VFD a fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of the Class B and C Shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.


4. Investments

During the period ended December 31, 1997, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                       TAX-FREE      TAX-FREE CALIFORNIA
                                  CALIFORNIA FUND       INSURED FUND
                                  -------------------------------------------
    Purchases...................      $7,152,864        $21,926,484
    Sales.......................         826,016         26,971,144

At December 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                       TAX-FREE      TAX-FREE CALIFORNIA
                                  CALIFORNIA FUND       INSURED FUND
                                  -------------------------------------------
    Cost of Investments................$8,425,009      $30,998,299
    Aggregate unrealized appreciation..   420,417        2,477,694
    Aggregate unrealized depreciation..       --              (510)
    Net unrealized appreciation........   420,417        2,477,184

For federal income tax purposes, the Tax-Free California Insured Fund had a capital loss carryover at December 31, 1997 of $582,786 that will expire in 2003 and 2004.

5. Capital Stock
Transactions in capital stock shares were as follows:
                                                              TAX-FREE CALIFORNIA FUND           TAX-FREE CALIFORNIA INSURED FUND
                                                           -----------------------------         --------------------------------
                                                            YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                              12/31/97         12/31/96            12/31/97         12/31/96
Shares sold:
  A Class .................................................   325,158           100,004            135,140           425,361
  B Class .................................................   443,601            51,200             62,442            96,511
  C Class .................................................     8,190             8,843*            37,910            58,503

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gains from security transactions:
  A Class .................................................     7,845             5,108             56,507            59,647
  B Class .................................................     3,798                41             10,856             9,821
  C Class .................................................       611               160*               355               219
                                                             --------           --------          --------          --------
                                                              789,203           165,356            303,210           650,062
                                                             --------          --------           --------          --------
Shares repurchased:
  A Class .................................................   (52,777)          (83,419)          (650,095)         (754,776)
  B Class .................................................    (7,430)             --             (109,515)          (32,711)
  C Class .................................................    (7,965)             --*                  --           (58,503)
                                                              --------           --------          --------          --------
                                                              (68,172)          (83,419)          (759,610)         (845,990)
                                                             --------          --------           --------          --------

Net Increase (Decrease)  ..................................   721,031            81,937           (456,400)         (195,928)
                                                             ========           ========          ========          ========

------------------
* For the period from April 9, 1996 (commencement of operations) to December 31, 1996.

6. Credit and Market Risks
The Funds concentrate their investments in securities mainly issued by California municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

                                                        for tax-exempt income 19

DELAWARE-VOYAGEUR FUNDS
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR MUTUAL FUNDS, INC. - DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA FUND VOYAGEUR INVESTMENT TRUST - DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA INSURED FUND

We have audited the accompanying statements of assets and liabilities and statements of net assets of Tax-Free California Fund and Tax-Free California Insured Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP
                                                       ---------------------
                                                       ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 16, 1998

DELAWARE INVESTMENTS FUND FAMILY

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

  *Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

(photo of computer keyboard)

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS ANNUAL REPORT IS FOR THE INFORMATION OF TAX-FREE CALIFORNIA FUND AND TAX-FREE CALIFORNIA INSURED FUND SHARE holders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Tax-Free California Fund and Tax-Free California Insured Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers
(photo of globes)

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Prospectus for Tax-Free California Funds and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

DELAWARE
INVESTMENTS
=====================
Philadelphia o London

(Photo of Globes)

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(513)
AR-329[12/97]TKO2/98